SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Jun. 27, 2012
SUPPLEMENTAL CASH FLOW INFORMATION

13. SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid for interest and income taxes is as follows (in thousands):

	2012	2011	2010
Income taxes, net of refunds	$47,514	$38,340	$20,052
Interest, net of amounts capitalized	24,455	25,810	23,923

Non-cash investing activities are as follows (in thousands):

	2012	2011	2010
Retirement of fully depreciated assets	$77,249	$60,175	$45,854